Exhibit 99.2

Capital Plan of the

Federal Home Loan Bank of San Francisco

As amended and restated effective September 5, 2011

Table of Contents

I. Definitions

II. Capital Stock

A. Characteristics of Capital Stock

B. Interest in Retained Earnings

III. Issuance of Capital Stock

A. Exchange Pursuant to Plan of Reorganization

1. Notice and Effective Date

2. Exchange

3. Right to Opt Out of Capital Plan

4. Member in Process of Withdrawing from Membership on Effective Date

5. Disposition of Claims

B. Subsequent Issuances

C. New Members

D. Former Members

IV. Minimum Stock Requirement

A. Calculation of Minimum Stock Requirement

B. Adjustment to Stock Requirements

1. Adjustment to Membership Stock Requirement

2. Adjustment to Activity-Based Stock Requirement

C. Authorized Ranges

1. Authorized Ranges for Membership Stock Requirement

2. Authorized Ranges for Activity-Based Stock Requirement

D. Factors to Consider in Establishing Adjustment Within Authorized Ranges

V. Ownership and Transfer of Capital Stock

A. Ownership Limited to Members

B. Transfers at Par Value

VI. Voting Rights

VII. Dividends

A. Declaration of Dividends

B. No Preference

C. Stock Held by Withdrawing or Former Member

VIII. Liquidation, Merger or Consolidation

A. Liquidation

B. Merger or Consolidation

C. No Limitation on Finance Agency's Authority

IX. Redemption and Repurchase of Capital Stock (Continuing Membership)

A. Redemption Upon Application by Member

1. Conditions Applicable to Redemption

2. Cancellation of Redemption Notice

3. Redemption

B. Repurchase Upon Initiation by the Bank

C. Continued Benefits of Ownership Prior to Redemption or Repurchase

D. Limitations on Redemption and Repurchase of Capital Stock

X. Redemption and Repurchase of Capital Stock (Withdrawal or Termination of Membership)

A. Voluntary Withdrawal

1. Notice of Intention to Withdraw from Membership

2. Termination of Membership

3. Continued Benefits of Membership Prior to Termination

4. Cancellation of Notice of Withdrawal

5. Circumstances Requiring Finance Agency Certification of Withdrawal

B. Termination of Membership as a Result of Merger, Consolidation, Relocation, or Self-Liquidation Resulting in Cancellation of Charter

1. Consolidation of Members

2. Consolidation of Member into Nonmember

3. Relocation of Principal Place of Business

4. Self-Liquidation Resulting in Cancellation of Charter

C. Other Involuntary Termination of Membership

D. Redemption

E. Limitation on Redemption and Repurchase of Capital Stock Following Withdrawal or Termination of Membership

XI. Priority of Redemption or Repurchase

A. Initial Pro Rata Redemption

B. Subsequent Pro Rata Redemption

C. Pro Rata Repurchase

D. No Priority for Notices of Redemption or Repurchase in the Event of Liquidation

XII. Disposition of Claims

A. In General

B. Lien on Capital Stock

C. Prepayment Fees

XII. Amendment to the Capital Plan

XIV. Retained Earnings Enhancement Implementation and Definitions

A. Implementation

B. Definitions

XV. Establishment of Restricted Retained Earnings

A. Segregation of Account

B. Funding of Account

1. Date on Which Allocation Begins

2. Ongoing Allocation

3. Treatment of Quarterly Net Losses and Annual Net Losses

4. Funding at the Special Contribution Amount

5. Release of Restricted Retained Earnings

6. No Effect on Right of Shareholders as Owners of Retained Earnings

XVI. Limitation on Dividends, Stock Purchase and Stock Redemption

A. General Rules on Dividends

B. Limitations on Repurchase and Redemption

XVII. Termination of Retained Earnings Capital Plan Amendment Obligations

A. Notice of Automatic Termination Event

1. Action by FHLBanks

2. Action by Finance Agency

3. Occurrence of Automatic Termination Event Declaration Date

B. Notice of Voluntary Termination

C. Consequences of Automatic Termination Event or Vote to Terminate the Agreement

1. Consequences of Voluntary Termination

2. Consequences of an Automatic Termination Event Declaration Date

3. Deletion of Operative Provisions of Retained Earnings Capital Plan Amendment

Appendix A: Membership Asset Factors

I. Definitions

As used in this Capital Plan, the following capitalized terms shall have the following meanings:

A. "Act" means the Federal Home Loan Bank Act, as amended from time to time.

B. "Activity-Based Stock Requirement" means the amount of Capital Stock that a Member must own for as long as a particular transaction between the Bank and the Member remains outstanding.

C. "Activity-Based Stock Retention Requirement" means the amount of Capital Stock that a Former Member must own for as long as a particular transaction between the Bank and the Former Member remains outstanding. The Activity-Based Stock Retention Requirement for a Former Member shall be calculated according to the same formula used to calculate the Activity-Based Stock Requirement for a Member.

D. "Advance" or "Advances" means the principal balance of all loans from the Bank to a Member or Former Member that are outstanding from time to time and that are (1) provided pursuant to a written agreement, (2) supported by a note or other written evidence of the borrower's obligation, and (3) fully secured by collateral in accordance with the Act and the Regulations, including, without limitation, all such loans that are outstanding on the Effective Date.

E. "Advances Stock Requirement" means the amount of Capital Stock that a Member must own for as long as Advances made by the Bank to the Member remain outstanding.

F. "Advances Stock Retention Requirement" means the amount of Capital Stock that a Former Member must own for as long as Advances made by the Bank to the Former Member remain outstanding. The Advances Stock Retention Requirement for a Former Member shall be calculated according to the same formula used to calculate the Advances Stock Requirement for a Member.

G. "Bank" means the Federal Home Loan Bank of San Francisco.

H. "Board of Directors" means the board of directors of the Bank.

I. "Capital Plan" means this capital plan as adopted by the Board of Directors and approved by the Finance Agency.

J. "Capital Stock" means capital stock that has the characteristics of class B stock as described in the Act and the Regulations, and as specified in Section II.A. of the Capital Plan.

K. "Capital Stock Assessment" means the amount of Capital Stock that a Member must own, in addition to the greater of its Membership Stock Requirement or its Activity-Based Stock Requirement, or that a Former Member must own, in addition to the greater of its Membership Stock Retention Requirement or its Activity-Based Stock Retention Requirement, as applicable, for as long as may be necessary to enable the Bank to meet its Minimum Regulatory Capital Requirement and to operate within its Target Ratios, as determined by the Board of Directors in its sole discretion (subject to the regulatory oversight of the Finance Agency).

L. "Effective Date" of the Capital Plan means the date of the Exchange as determined by the Board of Directors.

M. "Excess Stock" of a Member or Former Member means the amount of Capital Stock held by the Member or Former Member that exceeds the amount of Capital Stock that the Member or Former Member is required to own in accordance with the provisions of the Capital Plan.

N. "Exchange" means the exchange on the Bank's books of each share of Bank stock outstanding prior to the exchange on the Effective Date for one share of Capital Stock, upon which each share of Bank stock shall be retired.

O. "Finance Agency" means the Federal Housing Finance Agency, as successor to the Federal Housing Finance Board ("Finance Board"), or any successor agency to the Finance Agency.

P. "Former Member" means an institution, other than a Member, that owns Capital Stock, and includes without limitation (1) a former Member that has withdrawn voluntarily from Membership, (2) a former Member whose Membership has been terminated as a result of merger or consolidation into a nonmember, (3) a former Member whose Membership has been terminated as a result of relocation of its principal place of business, (4) a former Member whose Membership has been terminated involuntarily by the Board of Directors, (5) a former Member that has become subject to the appointment of a conservator, receiver, or other legal custodian under federal or state law, (6) any other successor in interest to a Member or Former Member, and (7) a newly chartered nonmember institution under the control of a conservator, or deposit insurance agency, that has acquired some or all the assets and liabilities of a Member or Former Member.

Q. "Indebtedness" means all indebtedness of the Member or Former Member to the Bank that is outstanding from time to time, including, without limitation, all Advances and all other obligations and liabilities of the Member or Former Member to the Bank.

R. "Issue" or "Issuance" means the issuance of Capital Stock to a Member or Former Member by the Bank in (1) the Exchange, (2) a sale, (3) a transfer, or (4) a dividend.

S. "Member" means a member of the Bank.

T. "Member Mortgage Asset Program" means a program under which the Bank purchases mortgage loans from a Member.

U. "Member Mortgage Asset Stock Requirement" means the amount of Capital Stock that a Member must own for as long as the Bank owns any mortgage loan or any portion of any mortgage loan sold by the Member to the Bank under a Member Mortgage Asset Program.

V. "Member Mortgage Asset Stock Retention Requirement" means the amount of Capital Stock that a Former Member must own for as long as the Bank owns any mortgage loan or any portion of any mortgage loan sold by the Former Member to the Bank under a Member Mortgage Asset Program. The Member Mortgage Asset Stock Retention Requirement for a Former Member shall be calculated according to the same formula used to calculate the Member Mortgage Asset Stock Requirement for a Member.

W. "Membership" means membership in the Bank.

X. "Membership Assets" of a Member means all of the assets of the Member (other than Capital Stock) of a type that, at the time of origination of a transaction between the Member and the Bank, may qualify as collateral security for the Member under the Act or the Regulations. (Assets deemed to be Membership Assets for purposes of calculating a Member's Membership Stock Requirement may or may not be accepted by the Bank as collateral security for any particular transaction.)

Y. "Membership Asset Factor" means the percentage, from zero to one hundred, that the Bank has assigned to a category or type of asset that may constitute a Membership Asset of any Member. The Membership Asset Factor assigned to each category of Membership Assets is set forth in Appendix A.

Z. "Membership Asset Value" of a Member means the sum of the amounts of each category of the Member's Membership Assets, as determined by the Bank from the Member's relevant regulatory reports, multiplied in each case by the Membership Asset Factor applicable to each such asset category.

AA. "Membership Stock Requirement" means the amount of Capital Stock that a Member must own in order to become and remain a Member.

BB. "Membership Stock Retention Requirement" means the amount of Capital Stock that a Former Member must own until the expiration of the Redemption Period applicable to the Capital Stock. The Membership Stock Retention Requirement for a Former Member shall be the amount of Capital Stock that comprised its Membership Stock Requirement on the date on which its Membership was terminated, unless adjusted in accordance with the provisions of Section IV.B.1. of the Capital Plan.

CC. "Minimum Regulatory Capital Requirement" means each and all of the following: (1) the Regulatory Leverage Capital Requirement, (2) the Regulatory Risk-Based Capital Requirement, and (3) the Regulatory Total Capital Requirement.

DD. "Minimum Stock Requirement" for a Member means (1) the greater of (a) the Member's Membership Stock Requirement or (b) its Activity-Based Stock Requirement, plus (2) its Capital Stock Assessment, if any. The Minimum Stock Requirement for a Member shall not include the amount of any Capital Stock Assessment imposed prior to the date of Membership.

EE. "Minimum Stock Retention Requirement" for a Former Member means (1) the greater of (a) the Former Member's Membership Stock Retention Requirement or (b) its Activity-Based Stock Retention Requirement, plus (2) any Capital Stock Assessment imposed prior to the date on which the Former Member's Membership terminated, except that the Minimum Stock Retention Requirement for a Former Member whose membership is involuntarily terminated in accordance with the provisions of Section X.C. of the Capital Plan as a result of becoming subject to the appointment of a conservator, receiver, or other legal custodian under federal or state law shall be its Activity-Based Stock Retention Requirement.

FF. "Opt-Out Date" means the date that is three calendar months prior to the Effective Date.

GG. "Permanent Capital" means the sum of (1) the Bank's retained earnings, determined in accordance with generally accepted accounting principles, and (2) the paid-in amounts for Issued and outstanding shares of Capital Stock.

HH. "Record Date" means December 31 of the prior calendar year.

II. "Redeem" or "Redemption" means the acquisition and retirement by the Bank of Capital Stock and payment at par value to the Member or Former Member following the expiration of the Redemption Period.

JJ. "Redemption Period" for Capital Stock means the five-year period following (1) the Bank's receipt of a Member's written Redemption notice to the Bank provided in accordance with the provisions of Section IX.A. of the Capital Plan (which Redemption Period shall apply only to the shares determined in accordance with the provisions of Section IX.A. of the Capital Plan), (2) the Bank's receipt of a Member's written notice to the Bank of the Member's intention to withdraw from Membership provided in accordance with the provisions of Section X.A. of the Capital Plan, or the date of acquisition or receipt by the Member of any additional shares of Capital Stock after the Bank's receipt of such notice (which Redemption Period shall apply only to the shares determined in accordance with the provisions of Section X.A. of the Capital Plan), (3) a Member's termination from Membership as a result of merger or consolidation into a nonmember, or the date of acquisition or receipt by the Former Member of any additional shares of Capital Stock after the termination from Membership (which Redemption Period shall apply only to the shares determined in accordance with the provisions of Section X.B.2. of the Capital Plan), (4) a Member's termination from Membership as a result of relocation of its principal place of business, or the date of acquisition or receipt by the Former Member of any additional shares of Capital Stock after the termination of Membership (which Redemption Period shall apply only to the shares determined in accordance with the provisions of Section X.B.3. of the Capital Plan), or (5) a Member's involuntary termination from Membership, or the date of acquisition or receipt by the Former Member of any additional shares of Capital Stock after the termination of Membership (which Redemption Period shall apply only to the shares determined in accordance with the provisions of Section X.C. of the Capital Plan).

KK. "Regulations" means (i) the rules and regulations of the Finance Board (except to the extent that they are modified, terminated, set aside, or superseded by the Director of the Finance Agency, any court of competent jurisdiction, or operation of law), and (ii) the rules and regulations of the Finance Agency, both as amended from time to time.

LL. "Regulatory Leverage Capital Requirement" means the ratio of Total Capital to total assets that the Bank is required to maintain in accordance with the Regulations.

MM. "Regulatory Risk-Based Capital Requirement" means the amount of Permanent Capital that the Bank is required to maintain in accordance with the Regulations.

NN. "Regulatory Total Capital Requirement" means the amount of Total Capital that the Bank is required to maintain in accordance with the Regulations.

OO. "Repurchase" means the acquisition and retirement by the Bank of Excess Stock and payment at par value to the Member or Former Member without regard to the expiration of any Redemption Period. A "Repurchase" shall not include an acquisition of Capital Stock by the Bank related to the exercise of its rights as secured lender, and its security interest in Capital Stock pledged to secure any Advance.

PP. "Target Ratios" means the ranges of ratios of (1) Total Capital to total assets of the Bank and (2) Permanent Capital to total assets of the Bank within which the Bank intends to operate, as set forth in the Bank's risk management policy as in effect from time to time.

QQ. "Total Capital" means the sum of (1) Permanent Capital, (2) the amount of any general allowance for losses reserved on the books of the Bank, and (3) the value of other instruments identified in the Capital Plan that the Finance Agency has determined to be available to absorb losses incurred by the Bank.

II. Capital Stock

A. Characteristics of Capital Stock

The Board of Directors hereby authorizes the Bank to Issue, Redeem, and Repurchase Capital Stock, and take other actions in accordance with the provisions of the Capital Plan, at the Exchange and thereafter. Capital Stock shall have a par value of $100 per share and shall be Issued, Redeemed, and Repurchased only at its stated par value. The Bank may Issue Capital Stock only in book-entry form.

B. Interest in Retained Earnings

Each Issued and outstanding share of Capital Stock shall represent an undivided ownership interest (proportionate to the number of shares of Capital Stock Issued and outstanding from time to time) in the retained earnings, paid-in surplus, undivided profits, and equity reserves of the Bank. No Member or Former Member shall have a right to receive a distribution of its undivided interest in the retained earnings, paid-in surplus, undivided profits, or equity reserves of the Bank at any time, including but not limited to, upon withdrawal or termination from Membership, except through a dividend or capital distribution approved by the Board of Directors or as a result of the liquidation of the Bank.

III. Issuance of Capital Stock

A. Exchange Pursuant to Plan of Reorganization

1. Notice and Effective Date

To implement the Capital Plan, the Bank will take the following actions, which constitute the Bank's Plan of Reorganization, within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Within the three-year period following Finance Agency approval of the Capital Plan, the Bank shall effect the Exchange on the Effective Date by exchanging on the Bank's books each share of Bank stock outstanding prior to the Exchange for one share of Capital Stock, upon which each share of Bank stock shall be retired. The Bank shall provide at least 240 days' advance written notice of the Effective Date to Members and Former Members and to any institution with a pending application for Membership. Any institution that requests or submits an application for Membership subsequent to the date of notice to Members and Former Members, but prior to the Effective Date, shall receive written notice of the Effective Date with its application materials or at the time it submits its application.

2. Exchange

Each Member must satisfy its Minimum Stock Requirement on the Effective Date. If, as of the Exchange, a Member holds shares of Capital Stock in an amount that is less than the amount required to satisfy the Member's Minimum Stock Requirement, the Bank immediately shall (i) Issue sufficient additional shares of Capital Stock to the Member so that the Member meets its Minimum Stock Requirement; and (ii) debit the Member's transaction account with the Bank in the amount of the par value of the additional shares of Capital Stock Issued. In the event that the Member's transaction account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the transaction account terms and conditions then in effect.

3. Right to Opt Out of Capital Plan

Any Member may opt out of participation in the Exchange by providing to the Bank and the Finance Agency a written notice of intention to withdraw from Membership, which notice must be received by the Bank and the Finance Agency on or before the Opt-Out Date. Unless the Bank has received written notice from the Member prior to the expiration of the three-month withdrawal notice period that the Member is canceling its notice of intention to withdraw from Membership, on the expiration of the three-month withdrawal notice period, the Bank shall terminate the Membership of that Member and shall, subject to the Act and Regulations and the other provisions of this Section III., cancel the Former Member's outstanding stock and pay to the Former Member the par value of such stock. A Member may cancel its notice of intention to withdraw at any time prior to the date on which its Membership terminates by providing a written cancellation notice to the Bank. Any Member that submits a notice of intention to withdraw subsequent to the notice to Members of the Effective Date and cancels its notice of intention to withdraw prior to the Effective Date shall pay a fee to the Bank equal to $0.50 multiplied by the number of shares of outstanding stock held by the Member on the date that the Bank receives the notice of cancellation.

If the expiration of the three-month withdrawal notice period applicable to any withdrawing Member falls on the Effective Date, the Bank shall terminate the Member's Membership and cancel the Former Member's outstanding stock prior to effecting the Exchange. Any Member that has not withdrawn from Membership prior to the Exchange shall be deemed to have consented to the provisions of the Capital Plan, including, but not limited to, the Exchange.

Notwithstanding the immediately preceding paragraph, any Former Member that, prior to the Exchange, (i) has not repaid in full all Advances owed by the Former Member to the Bank, (ii) has sold any mortgage loan or any portion of any mortgage loan to the Bank under a Member Mortgage Asset Program, all or any portion of which mortgage loan continues to be owned by the Bank, or (c) has not extinguished or settled all other obligations to the Bank, shall participate in the Exchange to the extent necessary to comply with its Activity-Based Stock Retention Requirement. Any such Former Member shall be deemed to have consented to the provisions of the Capital Plan, including, but not limited to, the Exchange.

4. Member in Process of Withdrawing from Membership on Effective Date

The Redemption Period for Capital Stock held by a Member that provides a written notice of intention to withdraw from Membership subsequent to the Opt-Out Date but prior to the Effective Date shall begin on the date the notice is received by the Bank and the Finance Agency.

5. Disposition of Claims

The provisions of Section XII. of this Capital Plan shall apply to the disposition of claims against Members or Former Members arising in connection with the Exchange.

B. Subsequent Issuances

The terms, rights, and preferences applicable to any Capital Stock Issued after the Exchange shall be identical to those set forth in this Capital Plan. The Bank may not issue Capital Stock other than in accordance with the Regulations and this Capital Plan.

C. New Members

Any institution that becomes a Member on or after the Effective Date must, upon becoming a Member, purchase and hold sufficient shares of Capital Stock to satisfy its Minimum Stock Requirement.

D. Former Members

Any Former Member must purchase and hold sufficient shares of Capital Stock to satisfy its Minimum Stock Retention Requirement.

IV. Minimum Stock Requirement

A. Calculation of Minimum Stock Requirement

From time to time, the Board of Directors shall set the Minimum Stock Requirement for Members so that the aggregate of (i) the Minimum Stock Requirements of all Members; (ii) the Minimum Stock Retention Requirements of all Former Members; and (iii) other Capital Stock outstanding is sufficient for the Bank to meet its Minimum Regulatory Capital Requirement. The Board of Directors shall have a continuing obligation to review and adjust the Minimum Stock Requirement to ensure that the Bank remains in compliance with its Minimum Regulatory Capital Requirement. Except as set forth in Section IV.A.2.a., each Member shall comply promptly with any such requirement. Subject to Paragraphs B. - D. of this Section IV., at the Effective Date, and for as long as its Membership continues or a relevant transaction is outstanding, each Member shall hold Capital Stock in an amount equal to:

1. The greater of:

a. The Member's Membership Stock Requirement, which shall equal 1.00% of the Member's Membership Asset Value, with each Member's Membership Stock Requirement subject to a cap equal to $25 million; or

b. The Member's Activity-Based Stock Requirement, which shall equal the sum of:

i. The Member's Advances Stock Requirement, which shall equal 4.70% of the Member's outstanding Advances; plus

ii. The Member's Member Mortgage Asset Stock Requirement, which shall equal 5.00% of any portion of any mortgage loan sold by the Member and owned by the Bank under a Member Mortgage Asset Program; plus

2. The Member's Capital Stock Assessment, if any.

The Board of Directors may impose a Capital Stock Assessment only if it determines that the aggregate of (i) the Minimum Stock Requirements of all Members and (ii) the Minimum Stock Retention Requirements of all Former Members will result in, or will be likely to result in, an amount of Capital Stock that is not sufficient for the Bank to meet its Minimum Regulatory Capital Requirement and to operate within its Target Ratios. The aggregate amount of any Capital Stock Assessment shall not exceed (i) the amount of Capital Stock necessary to enable the Bank to meet its Minimum Regulatory Capital Requirement, plus (ii) the amount of Capital Stock necessary to enable the Bank to operate within its Target Ratios.

The amount of each Member's Capital Stock Assessment shall be determined by allocating among all Members, in proportion to the number of shares of Capital Stock that then constitutes each Member's Minimum Stock Requirement, the amount of additional Capital Stock necessary to enable the Bank to meet its Minimum Regulatory Capital Requirement and to operate within its Target Ratios. The amount of Excess Stock held by any Member as of the effective date of the Capital Stock Assessment shall be allocated toward satisfaction of that Member's Capital Stock Assessment.

The Bank shall notify the Finance Agency in writing within two business days following the determination by the Board of Directors to impose a Capital Stock Assessment.

c. Member Options in the Event of Capital Stock Assessment

In the event that the Board of Directors imposes a Capital Stock Assessment, the Bank shall provide written notice to each Member at least 20 business days prior to the effective date of the Capital Stock Assessment, specifying the amount of additional Capital Stock, if any, that the Member is required to purchase. On the effective date of the Capital Stock Assessment, the Bank shall Issue sufficient additional shares of Capital Stock so that the Member meets its adjusted Minimum Stock Requirement (including its Capital Stock Assessment), and the Bank shall debit the Member's transaction account with the Bank in the amount of the par value of the additional shares of Capital Stock Issued, except as set forth in this Section IV.A.2.a. In the event that the Member's transaction account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the transaction account terms and conditions then in effect.

The Bank shall not Issue Capital Stock to a Member in accordance with the provisions of this Section IV.A.2. if, at least one business day prior to the date of Issuance:

i. To the extent permitted under the relevant governing agreements between the Bank and the Member (and subject to the payment of any applicable prepayment or termination fee) the Member has reduced the amount of any transactions outstanding between the Bank and the Member, and thereby reduced its Activity-Based Stock Requirement and its Minimum Stock Requirement to a level such that the Member then holds Capital Stock in an amount at least equal to the Member's adjusted Minimum Stock Requirement (including its Capital Stock Assessment); or

ii. The Member has provided written notice to the Bank not to Issue such Capital Stock, in which case the Member shall not be required to purchase additional Capital Stock to meets its Capital Stock Assessment. Such written notice shall constitute grounds for involuntary termination of Membership, and the Board of Directors shall terminate the Member's Membership. The Bank may liquidate any Indebtedness of the Former Member in accordance with the relevant governing agreements and applicable Regulations. The Former Member shall have no right to exercise any of the benefits of Membership after the date on which its Membership terminates, other than to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank.

d. Reduction of Capital Stock Assessment

The Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), shall determine when all or any portion of the Capital Stock Issued in accordance with the Capital Stock Assessment is no longer necessary to enable the Bank to meet its

Minimum Regulatory Capital Requirement and to operate within its Target Ratios. Upon such determination, the Board of Directors shall declare a pro rata reduction in the number of shares of each Member's Capital Stock Assessment, based upon the number of shares of Capital Stock that are no longer required to enable the Bank to meet its Minimum Regulatory Capital Requirement and to operate within its Target Ratios. The number of shares subtracted from each Member's Capital Stock Assessment shall immediately be deemed to be Excess Stock of that Member to the extent that the Member otherwise holds sufficient Capital Stock to meet its Minimum Stock Requirement (including any portion of the Capital Stock Assessment continuing in effect).

The Bank, in its sole discretion (subject to the regulatory oversight of the Finance Agency) may limit the amount of Capital Stock that any Member may own to that amount necessary for the Member to meet its Minimum Stock Requirement.

B. Adjustments to Stock Requirements

1. Adjustment to Membership Stock Requirement

The Bank shall recalculate each Member's Membership Stock Requirement annually, using financial data from the prior calendar yearend. In its discretion, the Bank may recalculate any Member's Membership Stock Requirement more frequently, using the most recently available financial data. The Bank shall also recalculate each Member's Membership Stock Requirement for any adjustment to the Membership Stock Requirement within the authorized ranges described in Section IV.C.

The Bank shall notify each Member promptly of any adjustment to its Membership Stock Requirement. If the adjustment results in an increase in the Member's Minimum Stock Requirement, within 15 business days the Bank shall (i) Issue sufficient additional shares of Capital Stock so that the Member meets its Minimum Stock Requirement; and (ii) debit the Member's transaction account with the Bank in the amount of the par value of the additional shares of Capital Stock Issued. In the event that the Member's transaction account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the transaction account terms and conditions then in effect.

2. Adjustment to Activity-Based Stock Requirement

The Bank shall recalculate each Member's Activity-Based Stock Requirement and each Former Member's Activity-Based Stock Retention Requirement at the time of any change in the amount of transactions outstanding between the Bank and the Member or Former Member and at the time of any adjustment to the Activity-Based Stock Requirement within the authorized ranges described in Section IV.D. Any adjustment to the Activity-Based Stock Requirement for Members also shall apply to the Activity-Based Stock Retention Requirement for Former Members. The Bank shall promptly notify each Member of any adjustment to its Activity-Based Stock Requirement and each Former Member of any adjustment to its Activity-Based Stock Retention Requirement.

a. Adjustment Caused by Change in Activity

If the adjustment is caused by a change in the amount of transactions outstanding between the Bank and the Member, and the adjustment results in an increase in the Member's Minimum Stock Requirement, the Bank immediately shall (i) Issue sufficient additional shares of Capital Stock so that the Member meets its Minimum Stock Requirement; and (ii) debit the Member's transaction account with the Bank in the amount of the par value of the additional shares of Capital Stock Issued. In the event that the Member's transaction account reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the transaction account terms and conditions then in effect.

b. Adjustment Caused by Change Within Authorized Ranges

If the adjustment is caused by a change to the Activity-Based Stock Requirement within the ranges set forth in Section IV.D., and the adjustment results in an increase in the Member's Minimum Stock Requirement or to the Former Member's Minimum Stock Retention Requirement, within 15 business days the Bank shall (i) Issue sufficient additional shares of Capital Stock so that the Member meets its Minimum Stock Requirement or the Former Member meets its Minimum Stock Retention Requirement; and (ii) debit the transaction account of the Member or Former Member in the amount of the par value of the additional shares of Capital Stock Issued. In the event that the transaction account of the Member or Former Member reflects insufficient funds, the Bank may take any of the actions authorized pursuant to the transaction account terms and conditions then in effect.

C. Authorized Ranges

1. Authorized Ranges for Membership Stock Requirement

From time to time, the Board of Directors may adjust the Membership Stock Requirement to an amount not less than 0.50% nor greater than 1.50% of the Member's Membership Asset Value, with each Member's Membership Stock Requirement subject to a cap not less than $10 million nor greater than $50 million.

2. Authorized Ranges for Activity-Based Stock Requirement

From time to time, the Board of Directors may adjust the Activity-Based Stock Requirement to equal the sum of:

a. The Advances Stock Requirement, which shall equal an amount not less than 4.40% nor greater than 5.00% of the Member's outstanding Advances; plus

b. The Member Mortgage Asset Stock Requirement, which shall equal an amount not less than 5.00% nor greater than 5.70% of any portion of any mortgage loan sold by the Member and owned by the Bank under a Member Mortgage Asset Program.

D. Factors to Consider in Establishing Adjustment Within Authorized Ranges

In establishing any adjustment to the Membership Stock Requirement or to the Activity-Based Stock Requirement, the Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), shall take into consideration the following factors:

1. The amount of Capital Stock required for the Bank to meet its Minimum Regulatory Capital Requirement;

2. The amount of Capital Stock required for the Bank to meet its Target Ratios;

3. The amount of Capital Stock required for the Bank to capitalize the assets available to provide the necessary liquidity, if any, associated with any capitalized activity, as determined by the Board of Directors from time to time;

4. The amount of Capital Stock required for the Bank to meet the Regulatory Risk-Based Capital Requirement applicable to particular Bank assets comprising any capitalized activity;

5. The amount of Capital Stock required for the Bank to maintain assets other than assets for which Capital Stock is provided by the Activity-Based Stock Requirement;

6. The amount of Capital Stock required because of losses that have resulted in, or are expected to result in, charges against the Total Capital of the Bank; and

7. Any other relevant factors as determined from time to time by the Board of Directors in its sole discretion (subject to the regulatory oversight of the Finance Agency).

V. Ownership and Transfer of Capital Stock

A. Ownership Limited to Members

Except for any Former Member subject to a Minimum Stock Retention Requirement, Capital Stock may only be Issued to or held by Members of the Bank. Capital Stock shall be tradable only between a Bank and its Members or Former Members, and only as set forth in this Section V.

Upon the written request of a Member or Former Member identifying the particular shares to be transferred, the Bank, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may transfer Excess Stock held by the Member or Former Member to another Member or Former Member, or to an institution that has been approved for Membership and that has satisfied all conditions for becoming a Member (other than the purchase of Capital Stock), to assist the transferee to meet its Minimum Stock Requirement or its Minimum Stock Retention Requirement. Following any such transfer, the transferor Member or Former Member shall continue to maintain Capital Stock sufficient to meet its Minimum Stock Requirement or its Minimum Stock Retention Requirement, as applicable, in accordance with the provisions of the Capital Plan. A Member or Former Member may not otherwise transfer Capital Stock.

B. Transfers at Par Value

Any transfer of Capital Stock shall be made at par value. The Bank shall act as the transfer agent for any such transfer, and it shall record promptly the transaction on the books of the Bank.

VI. Voting Rights

The Members shall be entitled to vote in connection with the election of directors in accordance with the provisions of the Act and the Regulations. A Member may cast for each open directorship in any such election a number of votes equal to the number of shares of Capital Stock that it was required to hold pursuant to Section IV. of the Capital Plan as of the Record Date; provided, however, that the number of votes that any Member may cast for each open directorship in any such election shall not exceed the average of the number of shares of Capital Stock that all Members located in that Member's state were required to hold pursuant to Section IV. of the Capital Plan as of the Record Date. For purposes of this Section VI., "Member" includes any Former Member that was a Member as of the Record Date.

VII. Dividends

A. Declaration of Dividends

From time to time, the Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may declare and the Bank may pay dividends on Capital Stock. Any such dividend may be paid in the form of cash or Capital Stock, shall be paid to the Members and Former Members holding Capital Stock during the time period for which the dividend is declared, and shall be computed on the amount of time during the relevant time period that the Capital Stock was outstanding. The Bank may not pay any dividends if it is not in compliance with its Minimum Regulatory Capital Requirement or if, after paying such dividends, it would fail to comply with its Minimum Regulatory Capital Requirement.

B. No Preference

All Capital Stock shall share in any dividends without preference. Any dividends shall be payable only from the net earnings or retained earnings of the Bank, determined in accordance with generally accepted accounting principles.

C. Stock Held by Withdrawing or Former Member

A Member or Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank.

VIII. Liquidation, Merger or Consolidation

A. Liquidation

In the event of the liquidation of the Bank, after making provision for the payment of the Bank's liabilities, the Bank shall pay to each Member and Former Member the par value of its Capital Stock; provided, however, that if sufficient funds are not available to make payment in full to all Members and Former Members, payment shall occur on a pro rata basis. In addition, any undistributed retained earnings, paid-in surplus, undivided profits, equity reserves, and other assets not otherwise identified shall be allocated among the Members and Former Members, in proportion to the number of shares of Capital Stock owned by each.

B. Merger or Consolidation

In the event that the Bank merges with or consolidates into another Federal Home Loan Bank, the Members and Former Members shall be entitled to the rights and benefits set forth in the agreement of merger or consolidation approved by the Board of Directors and the Finance Agency.

C. No Limitation on Finance Agency's Authority

Notwithstanding the provisions of Section VIII.A. and B., no provision of this Capital Plan shall limit the authority of the Finance Agency to prescribe rules, regulations or orders governing the liquidation or reorganization of the Bank.

IX. Redemption and Repurchase of Capital Stock (Continuing Membership)

A. Redemption Upon Application by the Member

1. Conditions Applicable to Redemption

A Member may obtain Redemption of its Capital Stock by providing a written Redemption notice to the Bank, in a form acceptable to the Bank. The Redemption notice must identify the particular shares to be Redeemed, and the identified shares may not be the subject of an outstanding Redemption notice. If the Redemption notice fails to identify the particular shares to be Redeemed, the Member shall be deemed to have requested Redemption of the most recently-purchased shares that are not subject to a pending Redemption notice, followed by the shares most recently acquired in a manner other than by purchase that are not subject to a pending Redemption notice. If the shares identified in the Redemption notice are subject to a pending Redemption notice, the Redemption notice shall be deemed invalid.

2. Cancellation of Redemption Notice

a. Cancellation by Member

A Member may cancel its Redemption notice at any time prior to the expiration of the Redemption Period by providing a written cancellation notice to the Bank. Any Member that cancels its Redemption notice shall pay a fee to the Bank determined as follows:

i. If the Bank receives the notice of cancellation within 30 months following the Redemption notice, the fee shall be equal to $0.50 multiplied by the number of shares of Capital Stock to which the cancellation notice applies.

ii. If the Bank receives the notice of cancellation more than 30 months following the Redemption notice, the fee shall be equal to $1.00 multiplied by the number of shares of Capital Stock to which the cancellation notice applies.

b. Automatic Cancellation of Redemption Notice

The Bank shall not Redeem a Member's Capital Stock if, following the Redemption, the Member would fail to meet its Minimum Stock Requirement. If, upon expiration of the Redemption Period, the Bank is prevented from Redeeming a Member's Capital Stock for such reason, the Bank shall attempt the Redemption on each of the five business days following the expiration of the Redemption Period. If at the end of such time the Bank is prevented from Redeeming the Member's Capital Stock because, following the Redemption, the Member would fail to meet its Minimum Stock Requirement, the Bank shall automatically cancel the Member's Redemption notice. Such automatic cancellation shall have the same effect as a notice of cancellation provided by the Member to the Bank, and the Member shall pay a fee to the Bank equal to $1.00 multiplied by the number of shares of Capital Stock to which the automatic cancellation applies.

c. Waiver of Cancellation Fee

The Board of Directors may waive a cancellation fee only for bona fide business purposes and only if consistent with the provisions of Section 7(j) of the Act.

3. Redemption

Except as set forth in Sections IX.A.2, IX.D., and XI., and if the Member has complied with the conditions set forth in Section IX.A.1., the Bank shall Redeem the Member's Capital Stock upon expiration of the Redemption Period.

B. Repurchase Upon Initiation by the Bank

Upon 15 days' advance written notice to a Member, the Bank, in its discretion, may Repurchase from a Member any Excess Stock then held by the Member. A Member, in its discretion, may waive this 15-day notice period. If the Bank intends to Repurchase Excess Stock from a Member that has submitted a Redemption notice pursuant to Section IX.A.1., before Repurchasing any other Excess Stock of the Member, the Bank shall first Repurchase from that Member the shares of Excess Stock that are subject to a Redemption notice, followed by the most recently-purchased shares of Excess Stock that are not subject to a Redemption notice, followed by the shares of Excess Stock most recently acquired in a manner other than by purchase that are not subject to a Redemption notice.

C. Continued Benefits of Ownership Prior to Redemption or Repurchase

The Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank. The Member also shall be entitled to exercise the other benefits associated with ownership of such Capital Stock prior to the date of Redemption or Repurchase.

D. Limitations on Redemption and Repurchase of Capital Stock

Notwithstanding any other provision of this Section IX., if the Finance Agency or the Board of Directors determines that the Bank has incurred or is likely to incur losses that result in, or are likely to result in, charges against Capital Stock that create an other than temporary decline in the Bank's Total Capital such that the value of Total Capital falls below the Bank's aggregate amount of Capital Stock, the Bank shall not Redeem or Repurchase any Capital Stock without the prior written approval of the Finance Agency for however long the Bank continues to incur such charges or until the Finance Agency determines that such charges are not expected to continue. The Bank shall not Redeem or Repurchase any Capital Stock if, following the Redemption or Repurchase, the Bank would fail to satisfy its Minimum Regulatory Capital Requirement or the Member would fail to maintain its Minimum Stock Requirement. Further, the Bank shall not Redeem or Repurchase any Capital Stock if prohibited from doing so by any Regulation or Finance Agency order.

If, upon expiration of the Redemption Period applicable to any Capital Stock, the Bank is unable to Redeem the Capital Stock because (i) following the Redemption, the Bank would fail to satisfy its Minimum Regulatory Capital Requirement or (ii) the Bank is otherwise prohibited from doing so by Regulation or Finance Agency order, Redemption shall occur in accordance with the provisions of Section XI. of the Capital Plan.

X. Redemption and Repurchase of Capital Stock (Withdrawal or Termination of Membership)

A. Voluntary Withdrawal

1. Notice of Intention to Withdraw from Membership

A Member may voluntarily withdraw and terminate its Membership by providing to the Bank written notice of its intention to withdraw from Membership. The Redemption Period for all Capital Stock then held by that Member that is not subject to a pending Redemption notice shall begin on the date the notice is received by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Member subsequent to the Bank's receipt of the Member's notice of intention to withdraw shall begin on the date of acquisition or receipt of the Capital Stock by the Member; provided, however, that any Capital Stock that is not required to meet the Member's Minimum Stock Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

2. Termination of Membership

The Membership of a Member that has submitted a notice of intention to withdraw shall terminate on the date on which the Redemption Period ends with respect to the Capital Stock that comprised the Member's Membership Stock Requirement on the date on which the Bank received the Member's notice of intention to withdraw, unless the Bank has received written notice from the Member prior to the date on which its Membership terminates that the Member is canceling its notice of intention to withdraw. Until the date on which its Membership terminates, a Member shall continue to maintain Capital Stock sufficient to meet its Minimum Stock Requirement in accordance with the provisions of the Capital Plan.

3. Continued Benefits of Membership Prior to Termination

A Member that has submitted a notice of intention to withdraw shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank. The Member also shall be entitled to exercise the other benefits associated with Membership until the date on which its Membership terminates, but the Bank in its sole discretion (subject to the regulatory oversight of the Finance Agency) may limit a Member's ability to enter into transactions with the Bank, including but not limited to Advances, that would mature or otherwise terminate subsequent to the date on which its Membership terminates.

4. Cancellation of Notice of Withdrawal

a. Conditions Applicable to Cancellation

A Member may cancel its notice of intention to withdraw at any time prior to the date on which its Membership terminates by providing a written cancellation notice to the Bank. Any Member that cancels its notice of intention to withdraw shall pay a fee to the Bank determined as follows:

i. If the Bank receives the notice of cancellation within 30 months following the notice of intention to withdraw, the fee shall be equal to $0.50 multiplied by the number of shares of Capital Stock held by the Member on the date that the Bank receives the notice of cancellation.

ii. If the Bank receives the notice of cancellation more than 30 months following the notice of intention to withdraw, the fee shall be equal to $1.00 multiplied by the number of shares of Capital Stock held by the Member on the date that the Bank receives the notice of cancellation.

b. Waiver of Cancellation Fee

The Board of Directors may waive a cancellation fee only for bona fide business purposes and only if consistent with the provisions of Section 7(j) of the Act.

5. Circumstances Requiring Finance Agency Certification for Withdrawal

No Member may withdraw from Membership unless, on the date that the Membership is to terminate, there is in effect a certification from the Finance Agency that the withdrawal will not cause the Federal Home Loan Bank System to fail to satisfy its obligations under 12 U.S.C. 1441b(f)(2)(C) to contribute toward the interest payments owed on obligations issued by the Resolution Funding Corporation.

B. Termination of Membership as a Result of Merger, Consolidation, Relocation, or Self-Liquidation Resulting in Cancellation of Charter

1. Consolidation of Members

If Membership is terminated as a result of a Member's merger or other consolidation into another Member, the Membership of the disappearing Member shall terminate upon the cancellation of its charter. At such time, the Capital Stock of the disappearing Member shall be transferred on the Bank's books to the account of the surviving Member. The Redemption Period for the Capital Stock previously held by the disappearing Member that is not subject to a pending Redemption notice shall not be deemed to begin solely by virtue of the termination of Membership, but shall begin only upon (i) the Bank's receipt of the surviving Member's written notice to the Bank requesting Redemption of Capital Stock, (ii) the Bank's receipt of the surviving Member's written notice to the Bank of intention to withdraw from Membership, (iii) the surviving Member's termination from Membership as a result of merger or consolidation into a nonmember, (iv) the surviving Member's termination from Membership as a result of relocation of its principal place of business, or (v) the surviving Member's involuntary termination from Membership.

2. Consolidation of Member into Nonmember

If Membership is terminated as a result of a Member's merger or other consolidation into an institution that is not a Member, the Membership shall terminate, and the Redemption Period for the Capital Stock then held by the Member that is not subject to a pending Redemption notice shall be deemed to begin, on the date on which the Member's charter is cancelled. At such time, the Capital Stock of the disappearing Member shall be transferred on the Bank's books to the account of the surviving institution.

Capital Stock held by such a Former Member shall not be deemed automatically to be Excess Stock solely by virtue of the Former Member's termination of Membership; provided, however, that any Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement at the time the Former Member's charter is cancelled, shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by a Former Member subsequent to the termination of Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank, but the Former Member shall have no right to exercise any of the other benefits of Membership after the termination of Membership.

3. Relocation of Principal Place of Business

If Membership is terminated as a result of a Member's relocation of its principal place of business (as defined in the Regulations), the Membership shall terminate, and the Redemption Period for the Capital Stock then held by the Member that is not subject to a pending Redemption notice shall be deemed to begin, in accordance with applicable Regulations.

Capital Stock held by such a Former Member shall not be deemed automatically to be Excess Stock solely by virtue of the Former Member's termination of Membership; provided, however, that any Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Former Member subsequent to the termination of Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any such Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank, but the Former Member shall have no right to exercise any of the other benefits of Membership after the termination of Membership.

4. Self-Liquidation Resulting in a Cancellation of Charter

If a Member's charter is cancelled pursuant to a self-liquidation ending its corporate existence, then the Member's Membership in the Bank shall automatically terminate, and the Redemption Period for the Capital Stock then held by the Member that is not subject to a pending Redemption notice shall be deemed to begin, on the date on which the Member's charter is cancelled. At such time, the Capital Stock of the disappearing Member shall be transferred on the Bank's books to the account of the Former Member.

Capital Stock held by such a Former Member shall not be deemed automatically to be Excess Stock solely by virtue of the Former Member's termination of Membership; provided, however, that any Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement at the time the Former Member's charter is cancelled shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by a Former Member subsequent to the termination of Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any such Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank, but the Former Member shall have no right to exercise any of the other benefits of Membership after the termination of Membership.

C. Other Involuntary Termination of Membership

The Board of Directors may immediately terminate the Membership of any Member that:

1. Fails to comply with any requirement of the Act, the Regulations, or the Capital Plan;

2. Becomes insolvent or otherwise subject to the appointment of a conservator, receiver, or other legal custodian under federal or state law; or

3. Would jeopardize the safety or soundness of the Bank if it were to remain a Member.

If the Board of Directors terminates the Membership of any Member, the Membership shall terminate, and the Redemption Period for all Capital Stock then held by the terminated Member that is not subject to a pending Redemption notice shall begin, on the effective date of the Board of Directors' action.

Capital Stock held by a Former Member whose Membership has been terminated by the Board of Directors shall not be deemed automatically to be Excess Stock solely by virtue of the termination of Membership; provided, however, that any Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Redemption Period for any Capital Stock acquired or received by the Former Member subsequent to the termination of Membership shall begin on the date of acquisition or receipt of the Capital Stock by the Former Member; provided, however, that any such Capital Stock that is not required to meet the Former Member's Minimum Stock Retention Requirement shall be Excess Stock and shall be subject to Repurchase by the Bank.

The Former Member shall be entitled to receive any dividends attributable to its Capital Stock (subject to the Bank's lien thereon) through the date of Redemption or Repurchase by the Bank, but it shall have no right to exercise any of the other benefits of Membership after the termination of Membership.

D. Redemption

Except as set forth in Sections X.E. and XI., and unless the Former Member must continue to comply with an Activity-Based Stock Retention Requirement, the Bank shall Redeem the Former Member's Capital Stock upon expiration of the Redemption Period.

E. Limitations on Redemption and Repurchase of Capital Stock Following Withdrawal or Termination of Membership

Notwithstanding any other provision of this Section X., if the Finance Agency or the Board of Directors determines that the Bank has incurred or is likely to incur losses that result in, or are likely to result in, charges against Capital Stock that create an other than temporary decline in the Bank's Total Capital such that the value of Total Capital falls below the Bank's aggregate amount of Capital Stock, the Bank shall not Redeem or Repurchase any Capital Stock without the prior written approval of the Finance Agency for however long the Bank continues to incur such charges or until the Finance Agency determines that such charges are not expected to continue. The Bank shall not Redeem or Repurchase any Capital Stock if, following the Redemption or Repurchase, the Bank would fail to satisfy its Minimum Regulatory Capital Requirement or the Former Member would fail to maintain its Minimum Stock Retention Requirement. Further, the Bank shall not Redeem or Repurchase any Capital Stock if prohibited from doing so by any Regulation or Finance Agency order.

If, upon expiration of the Redemption Period applicable to any Capital Stock, the Bank is unable to Redeem the Capital Stock because (i) following the Redemption, the Bank would fail to satisfy its Minimum Regulatory Capital Requirement or (ii) the Bank is otherwise prohibited from doing so by Regulation or Finance Agency order, Redemption shall occur in accordance with the provisions of Section XI. of the Capital Plan.

XI. Priority of Redemption or Repurchase

A. Initial Pro Rata Redemption

In the event that the Board of Directors determines for a given calendar quarter that the Bank may not be able to Redeem all Capital Stock with respect to which the Redemption Period has expired or will expire during that quarter because (i) following such Redemption, the Bank would fail to meet or would be likely to fail to meet its Minimum Regulatory Capital Requirement, or (ii) Redemption would otherwise prevent the Bank from operating in a safe and sound manner, including, without limitation, a reasonable belief that the Redemption would prevent the Bank from maintaining sufficient Permanent Capital or Total Capital against a potential risk that may not be reflected adequately in the Bank's Minimum Regulatory Capital Requirement, then the Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may temporarily suspend Redemptions during that calendar quarter.

The Bank shall notify the Finance Agency in writing within two business days following the determination by the Board of Directors to suspend Redemption of Capital Stock, informing the Finance Agency of the reasons for the suspension and of the Bank's strategies and time frames for addressing the conditions that led to the suspension.

Unless the Finance Agency directs otherwise, within 20 business days following the end of the calendar quarter, the Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), shall determine the total amount of funds, if any, to be made available for Redemption for that calendar quarter. Within 10 business days following the determination by the Board of Directors, the Bank shall Redeem at par value a pro rata number of shares, based upon the number of shares of Capital Stock with respect to which the Redemption Period has expired, of the total amount available for Redemption.

All Redemption payments for a given calendar quarter made pursuant to this Section XI.A. shall be made on the same business day.

The Bank shall not Repurchase any Excess Stock without the prior written approval of the Finance Agency during any period in which the Board of Directors has suspended Redemption of Capital Stock.

B. Subsequent Pro Rata Redemption

The Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may follow the procedure for pro rata Redemption described in Section XI.A. for any calendar quarter in which the conditions described therein occur.

C. Pro Rata Repurchase

The Board of Directors, in its sole discretion (subject to the regulatory oversight of the Finance Agency), may implement the pro rata procedure described in this Section XI. to Repurchase Excess Stock for any calendar quarter in which (i) no Redemption Period has expired or (ii) the Bank will Redeem all Capital Stock for which the Redemption Period has expired and will Repurchase additional Capital Stock. All Repurchase payments for a given calendar quarter made pursuant to this Section XI.C. shall be made on the same business day.

D. No Priority for Notices of Redemption or Repurchase in the Event of Liquidation

In the event that the Finance Agency determines to liquidate the Bank, from and after the date of any such determination, all of the Capital Stock held by the Members, whether or not subject to a notice of Redemption or Repurchase, shall thereafter be treated exactly the same, and no further Redemptions or Repurchases shall occur except in connection with the liquidation of the Bank in accordance with the provisions of the Act, the Regulations and this Capital Plan.

XII. Disposition of Claims

A. In General

If a Member withdraws from Membership or its Membership is otherwise terminated, the Bank, in its sole discretion (subject to the regulatory oversight of the Finance Agency), shall determine an orderly manner for liquidating all Indebtedness owed by the Former Member to the Bank and for settling all other claims against the Former Member. After the obligations and claims have been extinguished or settled, the Bank shall return to the Former Member the collateral pledged by the Former Member to the Bank to secure its obligations to the Bank.

B. Lien on Capital Stock

The Bank shall have a lien on all of the Capital Stock of a Member or Former Member, and all dividends and other proceeds of such Capital Stock, to secure the performance by the Member or Former Member of its obligations pursuant to the Capital Plan and to secure its performance with respect to any Indebtedness to the Bank or any transaction with the Bank. The Bank shall not Redeem or Repurchase any Capital Stock that is required to meet the Member's Activity-Based Stock Requirement or the Former Member's Activity-Based Stock Retention Requirement until after the relevant Indebtedness or transactions have been extinguished or settled. The Bank shall have the right to collect any dividends and other proceeds of Capital Stock otherwise payable to a Member or Former Member in default to satisfy any monetary obligations of the Member or Former Member to the Bank or, in the sole discretion of the Bank (subject to the regulatory oversight of the Finance Agency), to pay any dividends to the Member or Former Member in Capital Stock.

C. Prepayment Fees

Any liquidation of Indebtedness that results in payment of the Indebtedness before its stated maturity shall be deemed a prepayment of the Indebtedness, and shall be subject to any fees applicable to the prepayment.

XIII. Amendment to the Capital Plan

Any amendment to the Capital Plan must be approved by the Board of Directors and by the Finance Agency. The Bank shall provide written notice to each Member and Former Member at least five business days prior to the effective date of any amendment.

XIV. Retained Earnings Enhancement Implementation and Definitions

A. Implementation

The provisions of Sections XIV. through XVII. below shall become effective upon, and only upon, the occurrence of the Interim Capital Plan Amendment Implementation Date (defined in Section XIV.B. below). Until the Restriction Termination Date (defined in Section XIV.B. below), in the event of any conflict between Sections XIV. through XVII. and the remainder of the Capital Plan, the applicable terms of Sections XIV. through XVII. shall govern, and shall be interpreted in a manner such that the restrictions set forth therein are supplementary to, and not in lieu of, the requirements of the remainder of the Capital Plan.

B. Definitions

As used in these Sections XIV. through XVII. of the Capital Plan, the following capitalized terms have the following meanings. Other capitalized terms used but not defined in these Sections XIV. through XVII. have the meanings assigned to them in Section I. of the Capital Plan.

"Act" means the Federal Home Loan Bank Act, as amended as of the Effective Date.

"Adjustment to Prior Net Income" means either an increase, or a decrease, to a prior calendar quarter's Quarterly Net Income subsequent to the date on which any allocation to Restricted Retained Earnings for such calendar quarter was made.

"Agreement" means the Joint Capital Enhancement Agreement adopted by the FHLBanks on the Effective Date and amended on the date on which the Finance Agency has approved the Retained Earnings Capital Plan Amendments for all of the FHLBanks that have issued capital stock pursuant to a capital plan as of the Effective Date.

"Allocation Termination Date" means the date the Bank's obligation to make allocations to the Restricted Retained Earnings account is terminated permanently. That date is determined pursuant to Section XVII. of the Capital Plan.

"Automatic Termination Event" means (i) a change in the Act, or another applicable statute, occurring subsequent to the Effective Date, that will have the effect of creating a new, or higher, assessment or taxation on net income or capital of the FHLBanks, or (ii) a change in the Act, another applicable statute, or the Regulations, occurring subsequent to the Effective Date, that will result in a higher mandatory allocation of an FHLBank's Quarterly Net Income to any Retained Earnings account than the annual amount, or total amount, specified in an FHLBank's capital plan as in effect immediately prior to the Automatic Termination Event.

"Automatic Termination Event Declaration Date" means the date specified in Section XVII.A.1. or XVII.A.2. of the Capital Plan.

"Bank's Total Consolidated Obligations" means the daily average carrying value for the calendar quarter, excluding the impact of fair value adjustments (i.e., fair value option and hedging adjustments), of the Bank's portion of outstanding System Consolidated Obligations for which it is the primary obligor.

"Declaration of Automatic Termination" means a signed statement, executed by officers authorized to sign on behalf of each FHLBank that is a signatory to the statement, in which at least 2/3 of the then existing FHLBanks declare their concurrence that a specific statutory or regulatory change meets the definition of an Automatic Termination Event.

"Dividend" means a distribution of cash, other property, or stock to a Member or a Former Member with respect to its holdings of Capital Stock.

"Dividend Restriction Period" means any calendar quarter: (i) that includes the REFCORP Termination Date, or occurs subsequent to the REFCORP Termination Date; (ii) that occurs prior to an Allocation Termination Date; and (iii) during which the amount of the Bank's Restricted Retained Earnings is less than the amount of the Bank's RREM. If the amount of the Bank's Restricted Retained Earnings is at least equal to the amount of the Bank's RREM, and subsequently the Bank's Restricted Retained Earnings becomes less than its RREM, the Bank shall be deemed to be in a Dividend Restriction Period (unless an Allocation Termination Date has occurred).

"Effective Date" means February 28, 2011.

"FHLBank" means a Federal Home Loan Bank chartered under the Act.

"GAAP" means accounting principles generally accepted in the United States as in effect from time to time.

"Interim Capital Plan Amendment Implementation Date" means 31 days after the date by which the Finance Agency has approved a capital plan amendment substantially the same as the Retained Earnings Capital Plan Amendments for all of the FHLBanks that have issued capital stock pursuant to a capital plan as of the Effective Date.

"Net Loss" means that the Quarterly Net Income of the Bank is negative, or that the annual net income of the Bank calculated on the same basis is negative.

"Quarterly Net Income" means the amount of net income of an FHLBank for a calendar quarter calculated in accordance with GAAP, after deducting the FHLBank's required contributions for that quarter to the Affordable Housing Program under Section 10(j) of the Act, as reported in the FHLBank's quarterly and annual financial statements filed with the Securities and Exchange Commission.

"REFCORP Termination Date" means the last day of the calendar quarter in which the FHLBanks' final regular payments are made on obligations to REFCORP in accordance with Section 997.5 of the Regulations and Section 21B(f) of the Act.

"Regular Contribution Amount" means the result of (i) 20 percent of Quarterly Net Income; plus (ii) 20 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 20 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter.

"Regulations" means: (i) the rules and regulations of the Finance Board (except to the extent that they may be modified, terminated, set aside or superseded by the Director of the Finance Agency) in effect on the Effective Date; and (ii) the rules and regulations of the Finance Agency, as amended from time to time.

"Restricted Retained Earnings" means the cumulative amount of Quarterly Net Income and Adjustments to Prior Net Income allocated to a Bank's Retained Earnings account restricted pursuant to the Retained Earnings Capital Plan Amendment, and does not include amounts retained in: (i) any accounts in existence at the Bank on the Effective Date; or (ii) any other Retained Earnings accounts subject to restrictions that are not part of the terms of the Retained Earnings Capital Plan Amendment.

"Restricted Retained Earnings Minimum" ("RREM") means a level of Restricted Retained Earnings calculated as of the last day of each calendar quarter equal to one percent of the Bank's Total Consolidated Obligations.

"Restriction Termination Date" means the date the restriction on the Bank paying Dividends out of the Restricted Retained Earnings account, or otherwise reallocating funds from the Restricted Retained Earnings account, is terminated permanently. That date is determined pursuant to Section XVII. of the Capital Plan.

"Retained Earnings" means the retained earnings of an FHLBank calculated pursuant to GAAP.

"Retained Earnings Capital Plan Amendment" means the amendment to the Capital Plan adopted effective on the Interim Capital Plan Amendment Implementation Date adding Sections XIV. through XVII. to the Capital Plan.

"Special Contribution Amount" means the result of: (i) 50 percent of Quarterly Net Income; plus (ii) 50 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 50 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the REFCORP Termination Date, or occurred subsequent to the REFCORP Termination Date, to the extent such adjustment has not yet been made by the current calendar quarter.

"System Consolidated Obligation" means any bond, debenture, or note authorized under the Regulations to be issued jointly by the FHLBanks pursuant to Section 11(a) of the Act, as amended, or any bond or note previously issued by the Federal Housing Finance Board on behalf of all FHLBanks pursuant to Section 11(c) of the Act, on which the FHLBanks are jointly and severally liable, or any other instrument issued through the Office of Finance, or any successor thereto, under the Act that is a joint and several liability of all the FHLBanks.

XV. Establishment of Restricted Retained Earnings

A. Segregation of Account

No later than the REFCORP Termination Date, the Bank shall establish an account in its official books and records in which to allocate its Restricted Retained Earnings, with such account being segregated on its books and records from the Bank's Retained Earnings that are not Restricted Retained Earnings for purposes of tracking the accumulation of Restricted Retained Earnings and enforcing the restrictions on the use of the Restricted Retained Earnings imposed in the Retained Earnings Capital Plan Amendment.

B. Funding of Account

1. Date on Which Allocation Begins

The Bank shall allocate to its Restricted Retained Earnings account an amount at least equal to the Regular Contribution Amount beginning on the REFCORP Termination Date. The Bank shall allocate amounts to the Restricted Retained Earnings Account only through contributions from its Quarterly Net Income or Adjustments to Prior Net Income occurring on or after the REFCORP Termination Date, but nothing in the Retained Earnings Capital Plan Amendment shall prevent the Bank from allocating a greater percentage of its Quarterly Net Income or positive Adjustment to Prior Net Income to its Restricted Retained Earnings account than the percentages set forth in the Retained Earnings Capital Plan Amendment.

2. Ongoing Allocation

During any Dividend Restriction Period that occurs before the Allocation Termination Date, the Bank shall continue to allocate its Regular Contribution Amount (or when and if required under Section XV.B.4. below, its Special Contribution Amount) to its Restricted Retained Earnings account.

3. Treatment of Quarterly Net Losses and Annual Net Losses

In the event the Bank sustains a Net Loss for a calendar quarter, the following shall apply: (i) to the extent that its cumulative calendar year-to-date net income is positive at the end of such quarter, the Bank may decrease the amount of its Restricted Retained Earnings so that the cumulative addition to the Restricted Retained Earnings account for the calendar year-to-date at the end of such quarter is equal to 20 percent of the amount of such cumulative calendar year-to date net income; (ii) to the extent that its cumulative calendar year-to-date net income is negative at the end of such quarter (a) the Bank may decrease the amount of its Restricted Retained Earnings so that the cumulative addition to the Restricted Retained Earnings account for the calendar year-to-date at the end of such quarter is zero, and (b) the Bank shall apply any remaining portion of the Net Loss for the calendar quarter first to reduce Retained Earnings that are not Restricted Retained Earnings until such Retained Earnings are reduced to zero, and thereafter may apply any remaining portion of the Net Loss for the calendar quarter to reduce Restricted Retained Earnings; and (iii) for any subsequent calendar quarter in the same calendar year, the Bank may decrease the amount of its quarterly allocation to its Restricted Retained Earnings account in that subsequent calendar quarter such that the cumulative addition to the Restricted Retained Earnings account calendar year-to-date is equal to 20 percent of the amount of cumulative calendar year-to-date net income.

In the event the Bank sustains a Net Loss for a calendar year, any such Net Loss first shall be applied to reduce Retained Earnings that are not Restricted Retained Earnings until such Retained Earnings are reduced to zero, and thereafter any remaining portion of the Net Loss for the calendar year may be applied to reduce Restricted Retained Earnings.

4. Funding at the Special Contribution Amount

If during a Dividend Restriction Period, the amount of the Bank's Restricted Retained Earnings decreases in any calendar quarter, except as provided in Sections XV.B.3(i) and (ii)(a) above, the Bank shall allocate the Special Contribution Amount to its Restricted Retained Earnings account beginning at the following calendar quarter-end (except as provided in the last sentence of this Section XV.B.4.). Thereafter, the Bank shall continue to allocate the Special Contribution Amount to its Restricted Retained Earnings account until the cumulative difference between: (i) the allocations made using the Special Contribution Amount; and (ii) the allocations that would have been made if the Regular Contribution Amount applied, is equal to the amount of the prior decrease in the amount of its Restricted Retained Earnings account arising from the application of Section XV.B.3.(ii)(b). If at any calendar quarter-end the allocation of the Special Contribution Amount would result in a cumulative allocation in excess of such prior decrease in the amount of Restricted Retained Earnings: (i) the Bank may allocate such percentage of Quarterly Net Income to the Restricted Retained Earnings

account that shall exactly restore the amount of the prior decrease, plus the amount of the Regular Contribution Amount for that quarter; and (ii) the Bank in subsequent quarters shall revert to paying at least the Regular Contribution Amount.

5. Release of Restricted Retained Earnings

If the Bank's RREM decreases from time to time due to fluctuations in the Bank's Total Consolidated Obligations, amounts in the Restricted Retained Earnings account in excess of 150 percent of the RREM may be released by the Bank from the restrictions otherwise imposed on such amounts pursuant to the provisions of the Retained Earnings Capital Plan Amendment, and reallocated to its Retained Earnings that are not Restricted Retained Earnings. Until the Restriction Termination Date, the Bank may not otherwise reallocate amounts in its Restricted Retained Earnings account (provided that a reduction in the Restricted Retained Earnings account following a Net Loss pursuant to Section XV.B.3. is not a reallocation).

6. No Effect on Rights of Shareholders as Owners of Retained Earnings

In the event of the liquidation of the Bank, or a taking of the Bank's Retained Earnings by any future federal action, nothing in the Retained Earnings Capital Plan Amendment shall change the rights of the holders of the Bank's Class B stock that confer ownership of Retained Earnings, including Restricted Retained Earnings, as granted under Section 6(h) of the Act.

XVI. Limitation on Dividends, Stock Purchase and Stock Redemption

A. General Rule on Dividends

From the REFCORP Termination Date through the Restriction Termination Date, the Bank may not pay Dividends, or otherwise reallocate funds (except as expressly provided in Section XV.B.5., and further provided that a reduction in the Restricted Retained Earnings account following a Net Loss pursuant to Section X.V.B.3. is not a reallocation), out of Restricted Retained Earnings. During a Dividend Restriction Period, the Bank may not pay Dividends out of the amount of Quarterly Net Income required to be allocated to Restricted Retained Earnings.

B. Limitations on Repurchase and Redemption

From the REFCORP Termination Date through the Restriction Termination Date, the Bank shall not engage in a Repurchase or Redemption transaction if following such transaction the Bank's Total Capital as reported to the Finance Agency falls below the Bank's aggregate paid-in amount of Capital Stock.

XVII. Termination of Retained Earnings Capital Plan Amendment Obligations

A. Notice of Automatic Termination Event

1. Action by FHLBanks

If the Bank elects to assert that an Automatic Termination Event has occurred (or will occur on the effective date of a change in a statute or the Regulations), the Bank shall provide prompt written notice to all of the other FHLBanks (and provide a copy to the Finance Agency) identifying the specific statutory or regulatory change that is the basis for the assertion. For the purposes of this Section, "prompt written notice" means notice delivered no later than 90 calendar days subsequent to: (1) the date the specific statutory change takes effect; or (2) the date an interim final rule or final rule effecting the specific regulatory change is published in the Federal Register.

If within 60 calendar days of transmission of such written notice to all of the other FHLBanks, at least 2/3 of the then existing FHLBanks (including the Bank) execute a Declaration of Automatic Termination concurring that the specific statutory or regulatory change identified in the written notice constitutes an Automatic Termination Event, then the Declaration of Automatic Termination Event shall be delivered by the Bank to the Finance Agency within 10 calendar days of the date that the Declaration of Automatic Termination is executed. After the expiration of a 60 calendar day period that begins when the Declaration of Automatic Termination is delivered to the Finance Agency, or is delivered to the Finance Agency by another FHLBank pursuant to the terms of its capital plan, an Automatic Termination Event Declaration Date shall be deemed to occur (except as provided in Section XVII.A.3.).

If a Declaration of Automatic Termination concurring that the specific statutory or regulatory change identified in the written notice constitutes an Automatic Termination Event has not been executed by at least the required 2/3 of the then existing FHLBanks within 60 calendar days of transmission of such notice to all of the other FHLBanks, the Bank may request a determination from the Finance Agency that the specific statutory or regulatory change constitutes an Automatic Termination Event. Such request must be filed with the Finance Agency within 10 calendar days after the expiration of the 60 calendar day period that begins upon transmission of the written notice of the basis of the assertion to all of the other FHLBanks.

2. Action by Finance Agency

The Bank may request a determination from the Finance Agency that a specific statutory or regulatory change constitutes an Automatic Termination Event, and may claim that an Automatic Termination Event has occurred, or will occur, with respect to a specific statutory or regulatory change only if the Bank has complied with the time limitations and procedures of Section XVII.A.1. above.

If within 60 calendar days after the Bank delivers such a request to the Finance Agency, or another FHLBank delivers such a request pursuant to its capital plan, the Finance Agency provides the requesting FHLBank with a written determination that a specific statutory or regulatory change is an

Automatic Termination Event, then an Automatic Termination Event Declaration Date shall be deemed to occur as of the expiration of such 60 calendar day period (except as provided in Section XVII.A.3.). The date of the Automatic Termination Event Declaration Date shall be as of the expiration of such 60 calendar day period (except as provided in Section XVII.A.3.) no matter on which day prior to the expiration of the 60 calendar day period the Finance Agency has provided its written determination.

If the Finance Agency fails to make a determination within 60 calendar days after an FHLBank delivers such request to the Finance Agency, then an Automatic Termination Event Declaration Date shall be deemed to occur as of the date of the expiration of such 60 calendar day period (except as provided in Section XVII.A.3.); provided, however, that the Finance Agency may make a written request for information from that FHLBank, and toll such 60 calendar day period from the date that the Finance Agency transmits its request until that FHLBank delivers to the Finance Agency information responsive to its request.

If within 60 calendar days after an FHLBank delivers to the Finance Agency a request for determination that a specific statutory or regulatory change constitutes an Automatic Termination Event (or such longer period if the 60 calendar day period is tolled pursuant to the preceding sentence) the Finance Agency provides that FHLBank with a written determination that a specific statutory or regulatory change is not an Automatic Termination Event, then an Automatic Termination Event shall not have occurred with respect to such change.

3. Occurrence of Automatic Termination Event Declaration Date

In no case under this Section XVII.A. may an Automatic Termination Event Declaration Date be deemed to occur prior to: (1) the date the specific statutory change takes effect; or (2) the date an interim final rule or final rule effecting the specific regulatory change is published in the Federal Register.

B. Notice of Voluntary Termination

If the FHLBanks terminate the Agreement, then the Bank and the other FHLBanks shall provide written notice to the Finance Agency that the FHLBanks have voted to terminate the Agreement.

C. Consequences of Automatic Termination Event or Vote to Terminate the Agreement

1. Consequences of Voluntary Termination

In the event the FHLBanks deliver written notice to the Finance Agency that the FHLBanks have voted to terminate the Agreement, then without any further action by the Bank or the Finance Agency: (i) the date of delivery of such notice shall be an Allocation Termination Date; and (ii) one year from the date of delivery of such notice shall be a Restriction Termination Date.

2. Consequences of an Automatic Termination Event Declaration Date

If an Automatic Termination Event Declaration Date has occurred, then without further action by the Bank or the Finance Agency: (i) the date of the Automatic Termination Event Declaration Date shall be an Allocation Termination Date; and (ii) one year from the date of the Automatic Termination Event Declaration Date shall be a Restriction Termination Date.

3. Deletion of Operative Provisions of Retained Earnings Capital Plan Amendment

Without any further action by the Bank or the Finance Agency, on the Restriction Termination Date, Sections XIV. through XVII. of the Capital Plan shall be deleted.

Appendix A: Membership Asset Factors
Initial Value
Residential 1-4 Family First Mortgage Loans	85%
Residential 1-4 Family Second Mortgage Loans	55%
Home Equity Lines of Credit	55%
Multifamily First Mortgage Loans	70%
MBS Pass-Throughs	95%
CMO's	95%
Other Investment Securities	75%
U.S. Agency and Government Securities	97%
Commercial Real Estate and Non-Residential First Mortgage Loans	55%
Investments in Mutual Funds and Other Investment Securities	75%
Small Business Loans	30%
Small Farm Loans	30%
Small Agribusiness Loans	30%